             As filed with the Securities and Exchange Commission on May 9, 2000
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ________________

                            SONIC INNOVATIONS, INC.
            (Exact name of Registrant as specified in its charter)

           Delaware                                   87-0494518
---------------------------------     ---------------------------------------
    (State of Incorporation)          (I.R.S. Employer Identification Number)


                    2795 East Cottonwood Parkway, Suite 660
                         Salt Lake City, UT 84121-7036
                   (Address of Principal Executive Offices)

                               ________________

                     AMENDED AND RESTATED 1993 STOCK PLAN
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                                2000 STOCK PLAN
                           (Full title of the plans)

                               ________________

                               Stephen L. Wilson
                            Chief Financial Officer
                            SONIC INNOVATIONS, INC.
                    2795 East Cottonwood Parkway, Suite 660
                         Salt Lake City, UT 84121-7036
                    (Name and address of agent for service)
                                (801) 365-2800
         (Telephone number, including area code, of agent for service)

                               ________________

                                   Copy to:
                               Mark Bonham, Esq.
                       WILSON SONSINI GOODRICH & ROSATI,
                           PROFESSIONAL CORPORATION
                              650 Page Mill Road
                          Palo Alto, California 94304
                           Telephone: (650) 493-9300

================================================================================

================================================================================

                                                  CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
                                               Amount          Proposed Maximum       Proposed Maximum
          Title of Securities to                to be           Offering Price       Aggregate Offering       Amount of
              be Registered                 Registered (1)       Per Share (2)            Price(2)         Registration Fee
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value,
to be issued under the:

Amended and Restated 1993 Stock Plan          2,668,819              $20.00               $ 53,376.38         $ 14,091.36

2000 Employee Stock Purchase Plan
                                                263,158               17.00                  4,473.68            1,181.05

2000 Stock Plan                               1,826,488               20.00                 36,529.76            9,643.85
                                              ---------                                     ---------           ---------
                                    TOTAL:    4,758,465                                     94,379.82           24,916.26
                                              =========                                     =========           =========

____________________

(1) Amount of securities to be registered computed in accordance with Rule 457(h) of the Securities Act of 1933, as amended, as the maximum number of the Registrant's Common Stock issuable under the plans covered by this registration statement.

(2) Estimated in accordance with Rule 457(c) of the Securities Act solely for the purpose of calculating the registration fee based on the average of the high and low prices per share of the Common Stock as reported on the Nasdaq National Market on May 3, 2000. The registration fee for the shares of Common Stock to be issued under the Amended and Restated 1993 Stock Plan, an employee stock option plan, was calculated in accordance with Rule 457(h) of the Securities Act upon the basis of the weighted average price at which the options may be exercised.

(3) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(c) under the Securities Act solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market on May 3, 2000, multiplied by 85%, which is the percentage of the trading price applicable to purchases under the ESPP.

================================================================================

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.    Incorporation of Documents by Reference.
           ---------------------------------------

         The following documents and information heretofore filed by Sonic Innovations, Inc. ("Registrant") with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

         1. The Registrant's Prospectus filed May 2, 2000 pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended (the "Securities Act") relating to the Registrant's initial public offering of its Common Stock.

         2. The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A dated April 13, 2000, filed pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.    Description of Securities.
           -------------------------

         Not applicable.

Item 5.    Interests of Named Experts and Counsel.
           --------------------------------------

         The validity of the securities offered by this Registration Statement will be passed upon for Registrant by Wilson Sonsini Goodrich & Rosati, Professional Corporation, Palo Alto, California. As of the date of this Registration Statement, an investment partnership composed of current and former members of and persons associated with Wilson Sonsini Goodrich & Rosati, Professional Corporation, and an individual member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, beneficially own an aggregate of 7,415 shares of Registrant common stock.

Item 6.    Indemnification of Directors and Officers.
           -----------------------------------------

         Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

         Article IX of the Registrant's Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

         Article 6 of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

         The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

Item 7.    Exemption from Registration Claimed.
           -----------------------------------

         Not Applicable.

Item 8.    Exhibits.
           --------

    Exhibit
    Number                              Description
  ----------      -------------------------------------------------------------
      4.1*        Amended and Restated 1993 Stock Plan and form of agreements thereunder.
      4.2*        2000 Employee Stock Purchase Plan.
      4.3*        2000 Stock Plan and form of agreements thereunder.
      5.1         Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation, counsel to the Registrant.
      23.1        Consent of Arthur Andersen LLP, Independent Public
                  Accountants.
      23.2        Consent of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation, counsel to the Registrant (contained in Exhibit
                  5.1).
      24.1        Power of Attorney (see page II-5).

* Incorporated herein by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-30566).


Item 9.    Undertakings.
           ------------

          A.      The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section

15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Salt Lake City, State of Utah, on this 8th day of May, 2000.

                                  SONIC INNOVATIONS, INC.



                                  By: /s/ Stephen L. Wilson
                                      ------------------------------------------
                                      Stephen L. Wilson,
                                      Vice President and Chief Financial Officer

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Andrew G. Raguskus and Stephen L. Wilson, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on May 8, 2000 by the following persons in the capacities indicated.

       Signature                                 Title
--------------------------   ---------------------------------------------------


/s/ Andrew G. Raguskus       President, Chief Executive Officer and Director
--------------------------
Andrew G. Raguskus           (Principal Executive Officer)

/s/ Stephen L. Wilson        Vice President and Chief Financial Officer
--------------------------
Stephen L. Wilson            (Principal Financial and Accounting Officer)

/s/ Anthony B. Evnin         Director
--------------------------
Anthony B. Evnin

/s/ Luke B. Evnin
--------------------------   Director
Luke B. Evnin

/s/ Kevin J. Ryan            Director
--------------------------
Kevin J. Ryan

/s/ G. Gary Shaffer          Director
--------------------------
G. Gary Shaffer

/s/ Sigrid Van Bladel        Director
--------------------------
Sigrid Van Bladel

/s/ Allan M. Wolfe           Director
--------------------------
Allan M. Wolfe

                               INDEX TO EXHIBITS

    Exhibit
     Number                        Description
-------------     -------------------------------------------------------------
      4.1*        Amended and Restated 1993 Stock Plan and form of agreements thereunder.
      4.2*        2000 Employee Stock Purchase Plan.
      4.3*        2000 Stock Plan and form of agreements thereunder.
      5.1         Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation, counsel to the Registrant.
     23.1         Consent of Arthur Andersen LLP, Independent Public
                  Accountants.
     23.2         Consent of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation, counsel to the Registrant (contained in Exhibit
                  5.1).
     24.1         Power of Attorney (see page II-5).

* Incorporated herein by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-30566).